$257,824,000 (Approximate) FIRST FRANKLIN MORTGAGE LOAN TRUST SERIES 2003-FFB SENIOR/SUBORDINATE CERTIFICATES 1M Libor Available Funds Floaters No Hard Cap – No Delay

To 10% Call

			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P)(4)
A	[$203,545,000]	1M Libor	3.41	1-122	31.25%	TBD	5/25/2033	Aaa/AAA
A-IO(5)	Notional	6.00%	N/A	N/A	N/A	N/A	5/25/2005	Aaa/AAA
M1	[$20,678,000]	1M Libor	6.66	39-122	23.25%	TBD	5/25/2033	Aa2/AA
M2	[$14,216,000]	1M Libor	6.66	39-122	17.75%	TBD	5/25/2033	A2/A
M3	[$15,508,000]	1M Libor	6.66	39-122	11.75%	TBD	5/25/2033	Baa2BBB
THE CLASS M4 IS NOT OFFERED
M4	[$3,877,000]	7.00%	6.08	39-122	10.25%	N/A	5/25/2033	Baa3/BBB-

			To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P)(4)
A	[$203,545,000]	1M Libor	3.66	1-236	31.25%	TBD	5/25/2033	Aaa/AAA
A-IO(5)	Notional	6.00%	N/A	N/A	N/A	N/A	5/25/2005	Aaa/AAA
M1	[$20,678,000]	1M Libor	7.34	39-236	23.25%	TBD	5/25/2033	Aa2/AA
M2	[$14,216,000]	1M Libor	7.31	39-223	17.75%	TBD	5/25/2033	A2/A
M3	[$15,508,000]	1M Libor	7.18	39-198	11.75%	TBD	5/25/2033	Baa2/BBB
THE CLASS M4 IS NOT OFFERED
M4	[$3,877,000]	7.00%	6.12	39-138	10.25%	N/A	5/25/2033	Baa3/BBB-

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes that, based on   the life of the loan, prepayments start at 4% CPR in month one, increase by approximately 1.45% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(3)

Initial Credit Enhancement includes initial overcollateralization of approximately 0.25% and 10% from the Pool Policy.

(4)

Class A-IO will be a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Origination and Servicing

100% of the mortgage loans were originated by First Franklin and will be serviced by JPMorgan Chase.

Mortgage Insurance

The trust has purchased a mortgage pool insurance policy from Amerin Guaranty Corporation (the “Pool Policy”) which will provide coverage up to an amount equal to 10% of the Cut-Off Date balance.   The amount of coverage outstanding on any Distribution Date (the “Undrawn Pool Policy Balance”) will be equal to the initial coverage amount minus any claims which have been paid out in respect of the policy.

Credit Enhancement

The Overcollateralization Target with respect to any Distribution Date prior to the Stepdown Date or for which a Trigger Event is in effect is equal to the greater of (i) 0.25% of the Cut-Off Date Collateral Balance and (ii) the excess, if any, of (x) 5.00% of the Cut-Off Date Collateral Balance over (y) the Undrawn Pool Policy Balance.   The Overcollateralization Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) 0.25% of the Cut-Off Date Balance and (ii) the excess, if any, of (x) 10.00% of the Current Collateral Balance over (y) the Undrawn Pool Policy Balance.

The “Enhancement Percentage” with respect to any Class and any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of (x) the total Certificate Principal Amount of all Classes  subordinate to the related Class, (y) the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and (z) the lesser of (i) the Undrawn Pool Policy Balance and (ii) 47.5% of the Original Pool Policy Balance, and the denominator of which is the current collateral balance, after giving effect to distributions on that Distribution Date.

The “Overcollateralization Amount” with respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate Class Principal Balance of the Certificates after giving effect to distributions on such Distribution Date.

Classes A and A-IO will have limited protection by means of the subordination of the Class M1, M2, M3 and M4 (the “Subordinate Classes”).  Classes A and A-IO will have the preferential right to receive interest due to them and principal available for distribution (in the case of Class A) over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.   If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date the Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the amount of the excess (such reduction, an “Applied Loss Amount”) in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Certificates until the balance has been reduced to zero.  Principal will then be allocated sequentially to the Class M1, M2, M3 and M4 Certificates, until the Overcollateralization Target has been reached.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be allocated sequentially to the Class A, M1, M2, M3, and M4 certificates so that the Enhancement Percentage for each Class equals two times the respective original Enhancement Percentage for such class, as a product of the current collateral balance, subject to a floor equal to approximately 0.25% of the Cut-Off Date Pool Balance.

The Stepdown Date is the later of (i) the Distribution Date upon which the Class A Enhancement Percentage doubles (i.e. meets the targeted Class A Enhancement Percentage), or (ii) the 37th distribution date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Interest Payment Priority

The Interest Rates for the Class A, Class M1, Class M2 and Class M3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis. The Interest Rate for Class M4 will be equal to the lesser of (i) 7.00% and (ii) the Net Funds Cap (as defined herein).  Interest for the Class M4 will be calculated on a 30/360 basis.  The Class A-IO will accrue interest at a rate of 6.00%, calculated on a 30/360 basis, for the first 24 Distribution Dates.  Following the 24th Distribution Date, the Class A-IO Certificates will no longer be entitled to payments of interest.

The “Accrual Period” for all Classes of Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on May 25, 2003, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee, Mortgage Insurance Fee and Trustee Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A and Class A-IO;

(3)

To pay Current Interest and Carryforward Interest to Classes M1, M2, M3 and M4, sequentially;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal according to the principal paydown rules in effect for that Distribution Date, until the Overcollateralization Target has been reached;

(7)

To pay to the Class A any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap(1);

(8)

To pay sequentially to Classes M1, M2, M3 and M4 any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap(1);

(9)

To pay sequentially to Classes M1, M2, M3 and M4 any Deferred Amounts;

(10)

To pay remaining amounts to the holder of the Class X Certificate. (1)

(1)    Any amounts received off the Interest Rate Cap will be allocated in steps (7), (8) and (10), in that order of priority.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Class A-IO Notional Amounts

The A-IO Notional Balance will be the lesser of the beginning period Collateral balance and the following schedule:

Distribution Dates	A-IO Notional Amount
1-6	85,295,314
7-12	69,787,075
13-18	54,278,836
19-24	46,524,717

Interest Rate Cap

An Interest Rate Cap Agreement will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one month LIBOR and (ii) diminish basis risk associated with the fixed-rate mortgage loans.  The cap is not subordinated to losses. The twenty-four month Interest Rate Cap Agreement will have a strike rate of 1.31%.  It will contribute cash in the event one-month LIBOR rises above the strike rate.

The Notional Balance of the cap will amortize according to its schedule.  The table below is an approximation of the schedule for the cap the Trust intends to purchase.

Distribution Dates	Approximate Notional Balance ($)
1-6	170,590,628
7-12	139,574,150
13-18	108,557,672
19-24	93,049,434

On each Payment Date, the cap provider will make payments equal to the product of (a) the cap Notional Balance for that month, (b) the excess, if any, of one month LIBOR for such determination date over the strike rate, and (c) the actual number of days in the corresponding accrual period for the transaction divided by 360.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate loan balance for the immediately preceding Distribution Date exceeds, (2) (I) in the case of the first 24 Distribution Dates only, an amount equal to the product of (A) 6.00% divided by 12 and (B) the lesser of (x) the A-IO Notional Amount and (y) the aggregate loan balance and (II) thereafter, zero.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Insurance Fee Rate and the Trustee Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Losses

Losses that are not covered by the Pool Policy are allocated in the following order: excess spread, overcollateralization, and then the Class M Certificates in inverse order of rank. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount”.  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the loans is reduced to less than 10% of the Cut-off Date collateral balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Certificates will increase to 2 times their initial margin, the margins on the Class M1, M2 and M3 Certificates will increase to 1.5 times their initial margin, and the Class M4 Interest Rate will increase to 7.50%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, mortgage insurance collections, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ mortgage insurance claim process to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 19% of the Class A Senior Enhancement Percentage for that Distribution Date or if Cumulative Realizes Losses exceed the following levels set by the Rating Agencies:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

 [“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance. ]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

A Aaa/AAA Libor Floater	A-IO Aaa/AAA 6.00% Interest Rate

Class A-IO is a senior interest
only class and shares the
preferential right to receive interest over the Subordinate Classes with Class A.

M1
Aa2/AA
Libor Floater
M2
A2/A		Classes M1, M2, M3 and M4
Libor Floater		are subordinate classes subject
M3		to a lock-out period of 36 months
Baa2/BBB		with respect to principal payments
Libor Floater
M4
Baa3/BBB-
7.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	David Wong	(212) 526-6414

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms
Issuer:	First Franklin Mortgage Loan Trust 2003-FFB
Depositor:	Structured Asset Securities Corporation
Trustee:	Wells Fargo Bank Minnesota, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: June 25, 2003
Cut-Off Date:	May 1, 2003
Statistical Calculation Date:	April 1, 2003
Expected Pricing Date:	May [ ], 2003
Closing Date:	May 30, 2003
Settlement Date:	May 30, 2003 through DTC, Euroclear or Cedel Bank
Delay Days:	0 day delay – All Classes
Dated Date:	May 25, 2003
Day Count:	Actual/360 on the Libor Certificates 30/360 on Class A-IO and Class M4
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.50% of the loan principal balance annually
Trustee Fee:	0.0145% of the loan principal balance annually
Insurance Premium:	1% of the loan principal balance annually

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:

[Minimum $25,000; increments $1 in excess thereof for the Class A Certificates.  Minimum $100,000; increments $1,000 in excess thereof for the Subordinate Certificates.  Minimum $500,000; increments $1 in excess thereof for Class A-IO.]

SMMEA Eligibility: ERISA Eligibility:	None of the classes are expected to be SMMEA eligible The Class A, Class M and Class A-IO Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%
Class A
Avg. Life (yrs)	6.31	4.51	3.41	2.70	2.18
Window (mos)	1-207	1-161	1-122	1-97	1-80
Expected Final Mat.	8/25/2020	10/25/2016	7/25/2013	6/25/2011	1/25/2010

Class M1
Avg. Life (yrs)	12.20	8.85	6.66	5.36	4.71
Window (mos)	76-207	52-161	39-122	39-97	41-80
Expected Final Mat.	8/25/2020	10/25/2016	7/25/2013	6/25/2011	1/25/2010

Class M2
Avg. Life (yrs)	12.20	8.85	6.66	5.33	4.57
Window (mos)	76-207	52-161	39-122	38-97	39-80
Expected Final Mat.	8/25/2020	10/25/2016	7/25/2013	6/25/2011	1/25/2010

Class M3
Avg. Life (yrs)	12.20	8.85	6.66	5.32	4.51
Window (mos)	76-207	52-161	39-122	37-97	37-80
Expected Final Mat.	8/25/2020	10/25/2016	7/25/2013	6/25/2011	1/25/2010

Class M4
Avg. Life (yrs)	11.36	8.10	6.08	4.86	4.13
Window (mos)	76-207	52-161	39-122	37-97	37-80
Expected Final Mat.	8/25/2020	10/25/2016	7/25/2013	6/25/2011	1/25/2010

 (1) 100% of the Prepayment Assumption is equal to the certificate pricing assumption as defined on page one.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A
Avg. Life (yrs)	3.24	1.97	1.15
Window (mos)	1-120	1-77	1-36
Expected Final Mat.	5/25/2013	10/25/2009	5/25/2006

Class M1
Avg. Life (yrs)	6.49	4.69	4.54
Window (mos)	37-120	43-77	36-55
Expected Final Mat.	5/25/2013	10/25/2009	12/25/2007

Class M2
Avg. Life (yrs)	6.49	4.48	4.06
Window (mos)	37-120	40-77	43-55
Expected Final Mat.	5/25/2013	10/25/2009	12/25/2007

Class M3
Avg. Life (yrs)	6.49	4.38	3.67
Window (mos)	37-120	37-77	38-55
Expected Final Mat.	5/25/2013	10/25/2009	12/25/2007

Class M4
Avg. Life (yrs)	5.91	4.01	3.33
Window (mos)	37-120	37-77	37-55
Expected Final Mat.	5/25/2013	10/25/2009	12/25/2007

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis –To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%
Class A
Avg. Life (yrs)	6.46	4.73	3.66	2.92	2.36
Window (mos)	1-236	1-236	1-236	1-228	1-189
Expected Final Mat.	1/25/2023	1/25/2023	1/25/2023	5/25/2022	2/25/2019

Class M1
Avg. Life (yrs)	12.60	9.47	7.34	5.93	5.18
Window (mos)	76-236	52-236	39-236	39-197	41-169
Expected Final Mat.	1/25/2023	1/25/2023	1/25/2023	10/25/2019	6/25/2017

Class M2
Avg. Life (yrs)	12.60	9.47	7.31	5.88	5.02
Window (mos)	76-236	52-236	39-223	38-179	39-154
Expected Final Mat.	1/25/2023	1/25/2023	12/25/2021	4/25/2018	3/25/2016

Class M3
Avg. Life (yrs)	12.60	9.38	7.18	5.76	4.86
Window (mos)	76-236	52-236	39-198	37-167	37-137
Expected Final Mat.	1/25/2023	1/25/2023	11/25/2019	4/25/2017	10/25/2014

Class M4
Avg. Life (yrs)	11.43	8.15	6.12	4.89	4.15
Window (mos)	76-233	52-176	39-138	37-109	37-89
Expected Final Mat.	10/25/2022	1/25/2018	11/25/2014	6/25/2012	10/25/2010

(1)  100% of the Prepayment Assumption is equal to the certificate pricing assumption as defined on page one.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A
Avg. Life (yrs)	3.49	2.15	1.15
Window (mos)	1-236	1-187	1-36
Expected Final Mat.	1/25/2023	12/25/2018	5/25/2006

Class M1
Avg. Life (yrs)	7.17	5.17	6.14
Window (mos)	37-236	43-167	36-138
Expected Final Mat.	1/25/2023	4/25/2017	11/25/2014

Class M2
Avg. Life (yrs)	7.14	4.94	4.38
Window (mos)	37-221	40-152	43-108
Expected Final Mat.	10/25/2021	1/25/2016	5/25/2012

Class M3
Avg. Life (yrs)	7.01	4.75	3.91
Window (mos)	37-197	37-135	38-96
Expected Final Mat.	10/25/2019	8/25/2014	5/25/2011

Class M4
Avg. Life (yrs)	5.95	4.03	3.35
Window (mos)	37-136	37-87	37-62
Expected Final Mat.	9/25/2014	8/25/2010	7/25/2008

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

A-10 SensitivityAnalysis (1)

Price(2)	Yield (%)
8-19	4.1368
8-19+	3.9297
8-20	3.7233
8-20+	3.5176
8-21	3.3127
8-21+	3.1084
8-22	2.9049
8-22+	2.7021
8-23	2.5001

Mod. Dur.	0.87(3)

(1)     Shown at 100% of the Prepayment Assumption as defined on page one.

(2)     These Prices do not include accrued interest.  Accrued interest has been added to the price for purposes of calculating the yield.

(3)     Assumes a price of 8-21 plus accrued interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Effective Available Funds * (1) (2)

*Reflects the effect of  payments received under the Interest Rate Cap Agreement for the first 24 months if the Interest Rate Cap is paid on a 30/360 basis.

Period	Collateral Net WAC (%)	Period	Collateral Net WAC (%)
1	8.814	31	8.814
2	8.814	32	8.814
3	8.814	33	8.814
4	8.814	34	8.814
5	8.814	35	8.814
6	8.814	36	8.814
7	8.814	37	8.814
8	8.814	38	8.814
9	8.814	39	8.814
10	8.814	40	8.814
11	8.814	41	8.814
12	8.814	42	8.814
13	8.814	43	8.814
14	8.814	44	8.814
15	8.814	45	8.814
16	8.814	46	8.814
17	8.814	47	8.814
18	8.814	48	8.814
19	8.814	49	8.814
20	8.814	50	8.814
21	8.814	51	8.814
22	8.814	52	8.814
23	8.814	53	8.814
24	8.814	54	8.814
25	8.814	55	8.814
26	8.814	56	8.814
27	8.814	57	8.814
28	8.814	58	8.814
29	8.814	59	8.814
30	8.814	60	8.814

(1)

Based on 1 month LIBOR of 4.31% for each period.

(2)

Assumes prepayments occur at 100% of the Prepayment Assumption.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FFML 2003-FFB Collateral Summary(1)

(1)As of the Statistical Calculation Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 50,000.00	4,110	$121,956,732.37	46.82%
50,000.01 - 100,000.00	1,613	108,553,881.80	41.68
100,000.01 - 150,000.00	199	23,820,736.43	9.15
150,000.01 - 200,000.00	30	5,133,309.60	1.97
200,000.01 - 250,000.00	2	411,232.11	0.16
250,000.01 - 300,000.00	2	598,817.93	0.23
Total:	5,956	$260,474,710.24	100.00%

Minimum:

$7,343.54

Maximum:

$299,436.68

Average:

$43,733.16

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
7.001 - 7.500	1	$299,381.25	0.11%
7.501 - 8.000	5	212,625.03	0.08
8.001 - 8.500	208	5,663,045.83	2.17
8.501 - 9.000	186	8,725,042.84	3.35
9.001 - 9.500	1,128	59,928,403.20	23.01
9.501 - 10.000	1,005	52,210,894.20	20.04
10.001 - 10.500	504	21,129,717.36	8.11
10.501 - 11.000	1,008	43,606,778.13	16.74
11.001 - 11.500	639	24,985,679.27	9.59
11.501 - 12.000	844	30,192,529.57	11.59
12.001 - 12.500	399	12,611,370.56	4.84
12.501 - 13.000	28	890,950.96	0.34
13.001 - 13.500	1	18,292.04	0.01
Total:	5,956	$260,474,710.24	100.00%

Minimum:

7.125%

Maximum:

13.250%

Weighted Average:

10.329%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 170	20	$603,517.81	0.23%
171 - 180	1,457	52,089,933.06	20.00
181 - 240	4,466	207,291,980.53	79.58
301 - 360	13	489,278.84	0.19
Total:	5,956	$260,474,710.24	100.00%
Minimum: 120.0 Maximum: 360.0 Weighted Average: 227.9
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 170	20	$603,517.81	0.23%
171 - 180	1,457	52,089,933.06	20.00
181 - 240	4,466	207,291,980.53	79.58
301 - 360	13	489,278.84	0.19
Total:	5,956	$260,474,710.24	100.00%
Minimum: 114.0 Maximum: 357.0 Weighted Average: 225.3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 20.000	1	$45,701.37	0.02%
20.001 - 30.000	1	62,043.33	0.02
60.001 - 70.000	4	398,403.05	0.15
70.001 - 80.000	10	715,617.12	0.27
80.001 - 90.000	126	6,642,119.21	2.55
90.001 - 100.000	5,781	251,352,793.06	96.50
100.001 - 110.000	33	1,258,033.10	0.48
Total:	5,956	$260,474,710.24	100.00%
Non-Zero Minimum: 20.000% Maximum: 102.140%* Non-Zero WA: 99.155% *All loans failing to meet the 100% CLTV requirement for ERISA eligible subordinate bonds will be dropped prior to closing.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
601 - 650	2,668	$98,486,671.24	37.81%
651 - 700	1,969	92,797,737.57	35.63
701 - 750	987	50,813,788.53	19.51
751 - 800	319	17,579,269.32	6.75
801 >=	13	797,243.58	0.31
Total:	5,956	$260,474,710.24	100.00%

Non-Zero Minimum:

606

Maximum:

814

Non-Zero WA:

673

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	5,022	$221,969,885.60	85.22%
Cash Out Refinance	738	30,546,225.54	11.73
Rate/Term Refinance	195	7,919,927.85	3.04
Construction Permanent	1	38,671.25	0.01
Total:	5,956	$260,474,710.24	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	4,167	$174,301,117.72	66.92%
PUD	1,020	52,848,854.12	20.29
Condo	585	25,194,806.93	9.67
2-4 Family	184	8,129,931.47	3.12
Total:	5,956	$260,474,710.24	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
CA-S	1,943	$110,686,963.56	42.49%
CA-N	635	42,604,270.84	16.36
FL	368	11,731,878.67	4.50
OR	254	8,488,997.49	3.26
WA	228	8,123,481.92	3.12
TX	239	7,377,458.93	2.83
MI	172	5,912,558.61	2.27
CO	119	5,538,657.29	2.13
OH	230	5,473,437.43	2.10
TN	202	5,047,870.90	1.94
UT	150	4,962,227.65	1.91
NC	158	4,700,242.72	1.80
AZ	130	4,495,412.59	1.73
IL	115	4,106,614.93	1.58
NV	109	3,648,970.29	1.40
MA	63	2,990,003.63	1.15
MD	56	2,532,328.27	0.97
NY	46	2,010,379.31	0.77
VA	42	1,917,455.87	0.74
MO	85	1,817,116.03	0.70
SC	70	1,720,233.37	0.66
CT	42	1,630,112.14	0.63
MN	45	1,594,212.01	0.61
NJ	35	1,513,558.35	0.58
KY	57	1,327,488.40	0.51
WI	47	1,246,805.83	0.48
PA	46	1,113,007.86	0.43
IN	55	982,727.98	0.38
KS	31	736,515.95	0.28
NH	15	552,764.55	0.21
Other	169	3,890,956.87	1.49
Total:	5,956	$260,474,710.24	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	5,814	$253,293,548.84	97.24%
Limited	141	7,071,251.61	2.71
Stated	1	109,909.79	0.04
Total:	5,956	$260,474,710.24	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).